Consolidated Schedule of Investments PIMCO Access Income Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 152.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 36.2%
Aligned Data Centers International LP 7.538% due 12/18/2029 «~		$3,400	$3,427
Altice France SA 9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		990	960
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		1,844	1,798
Bausch Health Cos., Inc. 10.413% (TSFR1M + 6.250%) due 10/08/2030 ~		2,793	2,759
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		5,854	5,078
Cerba Healthcare SAS
TBD% due 06/30/2028	EUR	2,500	2,063
TBD% due 02/16/2029		3,000	2,479
Circor International, Inc. TBD% - 0.500% due 06/20/2029 «µ		$166	171
Clover Holdings 2 LLC TBD% due 12/10/2029 µ		846	843
Clover Holdings SPV III LLC 15.000% due 12/09/2027		214	220
Comexposium
TBD% (EUR012M + 0.000%) due 03/28/2026 «~	EUR	18,708	26,796
TBD% - 1.138% (Euribor 1YR) due 10/16/2031 «~		1,916	2,744
Coreweave Compute Acquisition Co. II LLC 13.621% - 13.945% (TSFR3M + 9.620%) due 07/31/2028 «~		$2,537	2,677
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		10,000	10,289
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		362	362
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		1,638	1,666
Dun & Bradstreet Corp.
TBD% due 08/26/2032 «µ		155	155
TBD% (TSFR1M + 5.500%) due 08/26/2032 «~		1,555	1,546
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		2,573	1,866
Envalior Finance GmbH 7.526% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,400	2,667
Envision Healthcare Corp.
12.230% (TSFR3M + 7.875%) due 07/20/2026 «~		$99	99
12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		13,599	14,007
Espai Barca Fondo De Titulizacion TBD% - 5.000% (Euribor 6MO) due 06/30/2028 «~	EUR	3,396	4,538
Finastra USA, Inc.
8.038% (TSFR3M + 4.000%) due 09/15/2032 ~		$3,900	3,888
11.038% (TSFR3M + 7.000%) due 09/15/2033 ~		400	399
First Brands Group LLC TBD% - 9.570% (TSFR3M + 5.000%) due 03/30/2027 ^~(c)		1,054	384
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		3,539	3,537
Galaxy U.S. Opco, Inc. (10.058% Cash) 10.058% (TSFR3M + 5.750%) due 07/31/2030 ~		4,121	3,765
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		2,527	2,530
Gray Television, Inc. 9.530% (TSFR1M + 5.250%) due 06/04/2029 ~		24	24
Guardian
TBD% - 1.000% due 08/29/2032 «µ		300	300
TBD% - 1.000% (TSFR3M + 5.500%) due 08/29/2032 «~		2,100	2,079
Harp Finco Ltd. 9.468% due 03/27/2032 «	GBP	2,319	3,066
iHeartCommunications, Inc. 10.053% (TSFR1M + 5.775%) due 05/01/2029 ~		$2,809	2,461
Ivanti Software, Inc.
TBD% - 10.051% (TSFR3M + 5.750%) due 06/01/2029 ~		640	660
TBD% - 10.051% (TSFR3M + 4.750%) due 06/01/2029 ~		4,792	4,004
J&J Ventures Gaming LLC 9.278% (TSFR1M + 5.000%) due 04/26/2028 «~		1,158	1,170
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		137	137
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		3,930	3,622
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	5,550	7,467
Paradigm Parent LLC 8.822% (TSFR3M + 4.500%) due 04/16/2032 ~		$1,000	900

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		11,656	9,861
Polaris Newco LLC 8.570% (TSFR3M + 4.000%) due 06/02/2028 ~		1,198	1,157
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,600	1,986
Promotora de Informaciones SA
7.244% (EUR003M + 5.220%) due 06/29/2029 ~		21,112	24,910
7.494% (EUR003M + 5.470%) due 12/31/2029 «~		4,274	4,943
Puris LLC 9.752% - 10.099% (TSFR3M + 5.750%) due 06/30/2031 «~		$1,952	1,858
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		2,200	2,191
SCUR-Alpha 1503 GmbH 9.808% (TSFR3M + 5.500%) due 03/29/2030 ~		3,706	3,425
Softbank Vision Fund II TBD% - 7.652% (TSFR3M + 3.650%) due 12/23/2029 «~		2,900	2,900
Spruce Bidco II, Inc.
TBD% - 0.500% due 01/30/2032 «µ		260	260
TBD% - 0.500% (JY0003M + 5.250%) due 01/30/2032 «~	JPY	22,250	152
TBD% - 0.500% (CDOR06 + 5.000%) due 01/30/2032 «~	CAD	208	151
TBD% - 0.500% (TSFR6M + 5.000%) due 01/30/2032 «~		$1,149	1,161
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	24,505	7,856
Stepstone Group MidCo 2 GmbH
6.673% (EUR006M + 4.500%) due 04/26/2032 ~		7,000	8,105
8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$1,297	1,234
Strategic Gaming Commitment TBD% due 06/17/2030 «µ		2,200	2,200
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	6,400	7,552
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$9,206	9,008
Transnet SOC Ltd. 11.125% due 03/02/2028 «~	ZAR	31,119	1,781
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		$21,255	20,349
Unicorn BAY 13.000% due 12/31/2026 «	HKD	39,794	5,178
X Corp.
9.500% due 10/26/2029		$800	804
10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		9,525	9,357

Total Loan Participations and Assignments (Cost $258,763)			257,982

CORPORATE BONDS & NOTES 30.7%
BANKING & FINANCE 6.4%
Alamo Re Ltd. 15.784% (T-BILL 1MO + 11.880%) due 06/08/2026 ~		300	316
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		4,200	4,194
BOI Finance BV 7.500% due 02/16/2027 (i)	EUR	4,000	4,833
Cape Lookout Re Ltd. 12.609% (T-BILL 1MO + 8.702%) due 04/05/2027 ~		$800	836
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (b)	EUR	499	237
East Lane Re VII Ltd. 12.822% (T-BILL 3MO + 8.890%) due 03/31/2026 ~		$250	254
Everglades Re II Ltd.
14.409% (GSMMUSTI + 10.500%) due 05/13/2031 ~		300	317
15.404% (GSMMUSTI + 11.500%) due 05/13/2031 ~		300	316
16.654% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		300	316
Greengrove RE Ltd. 11.654% (T-BILL 1MO + 7.750%) due 04/08/2032 ~		250	250
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		27	15
Integrity RE III Ltd. 29.404% (T-BILL 1MO + 25.500%) due 06/06/2027 ~		250	281
Integrity Re Ltd.
21.138% (T-BILL 1MO + 17.234%) due 06/08/2026 ~		400	439
26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		400	446
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	316	370
Long Walk Reinsurance Ltd. 14.142% (T-BILL 3MO + 10.240%) due 01/30/2031 ~		$800	815
Luca RE Ltd. 11.154% (T-BILL 3MO + 7.250%) due 07/22/2031 ~		300	300
Nature Coast Re Ltd. 13.654% (T-BILL 3MO + 9.750%) due 04/10/2033 ~		250	262
New Immo Holding SA 3.250% due 07/23/2027 (i)	EUR	1,200	1,390
Polestar Re Ltd.
14.402% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		$300	311

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

17.154% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	833
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		1,815	1,134
Titanium 2l Bondco SARL 6.250% due 01/14/2031 (i)	EUR	18,731	5,779
Torrey Pines Re Ltd.
9.940% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	261
11.010% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	260
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (i)		8,400	7,613
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (i)		7,325	6,886
8.625% due 06/15/2032 (i)		1,200	1,147
10.500% due 02/15/2028 (i)		2,095	2,208
Ursa Re Ltd.
11.404% (T-BILL 3MO + 7.500%) due 02/22/2028 ~		400	404
13.154% (JMMMUSTF + 9.250%) due 12/07/2028 ~		900	940
Veraison Re Ltd. 16.534% (BRMMUSDF + 12.630%) due 03/10/2031 ~		700	723
Winston RE Ltd. 15.594% (T-BILL 3MO + 11.690%) due 02/26/2031 ~		700	756

			45,442

INDUSTRIALS 21.0%
Altice France Holding SA 10.500% due 05/15/2027		17,600	6,383
Altice France SA
3.375% due 01/15/2028	EUR	3,600	3,645
4.125% due 01/15/2029		100	102
5.125% due 01/15/2029		$200	172
5.125% due 07/15/2029		3,500	3,007
5.500% due 01/15/2028		1,600	1,416
5.500% due 10/15/2029		2,300	2,001
8.125% due 02/01/2027		400	383
ams-OSRAM AG
10.500% due 03/30/2029 (i)	EUR	5,100	6,403
12.250% due 03/30/2029		$3,150	3,393
Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (i)		3,800	3,724
10.375% due 03/31/2029 (i)	GBP	1,600	2,103
Beignet 6.850% due 06/01/2049 «(a)		$14,200	14,200
Carvana Co. 9.000% due 06/01/2031 (i)		1,397	1,582
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/2029 (i)		2,270	2,003
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029 (i)		3,020	2,612
Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028 (i)		1,235	1,207
7.500% due 05/15/2030 (i)	EUR	1,100	1,339
Cogent Communications Group LLC/Cogent Finance, Inc. 7.000% due 06/15/2027		$580	579
Directv Financing LLC 8.875% due 02/01/2030		800	791
DISH DBS Corp.
5.250% due 12/01/2026		4,820	4,740
5.750% due 12/01/2028		17,600	16,887
7.750% due 07/01/2026		2,500	2,480
Ecopetrol SA
4.625% due 11/02/2031 (i)		1,900	1,705
7.750% due 02/01/2032 (i)		12,800	13,254
8.375% due 01/19/2036 (i)		240	248
8.875% due 01/13/2033 (i)		500	542
EW Scripps Co. 9.875% due 08/15/2030		1,700	1,597
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		2,466	2,466
Incora Top Holdco LLC 6.000% due 01/30/2033 «~(h)		1,772	2,867
INEOS Finance PLC 7.250% due 03/31/2031	EUR	1,500	1,761
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (i)		$2,730	2,771
MPH Acquisition Holdings LLC 5.750% due 12/31/2030 (i)		5,000	4,370
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (b)		3,280	3,435
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		4,100	2,563
11.750% due 10/15/2028 «		765	543
Nissan Motor Co. Ltd. 7.500% due 07/17/2030		400	420
Ocado Group PLC
10.500% due 08/08/2029 (i)	GBP	1,800	2,419

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

11.000% due 06/15/2030 (i)		400	541
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		$1,978	1,961
6.840% due 01/23/2030 (i)		800	814
8.750% due 06/02/2029 (i)		1,489	1,605
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (i)		2,200	2,290
ProFrac Holdings II LLC 11.226% (TSFR3M + 7.250%) due 01/23/2029 ~(i)		2,680	2,777
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	90	135
Thames Water Utilities Finance PLC
1.250% due 01/31/2034	EUR	100	81
2.625% due 01/24/2034	GBP	100	92
4.375% due 01/18/2033	EUR	100	83
5.125% due 09/28/2039	GBP	200	188
7.750% due 04/30/2046		400	384
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (f)		7	8
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (i)		$4,470	3,911
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	1,800	1,974
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	10,300	695
Venture Global LNG, Inc. 9.500% due 02/01/2029 (i)		$2,008	2,214
Viridien
8.500% due 10/15/2030	EUR	2,100	2,561
8.500% due 10/15/2030 (i)		300	366
10.000% due 10/15/2030 (i)		$2,000	2,057
Wayfair LLC 7.750% due 09/15/2030 (i)		200	210
Xerox Corp. 13.500% due 04/15/2031 (i)		500	485
Yinson Boronia Production BV 8.947% due 07/31/2042 (i)		1,275	1,422
ZF North America Capital, Inc. 7.500% due 03/24/2031		1,100	1,093

			150,060

UTILITIES 3.3%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.650% due 01/24/2033		1,700	1,780
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (b)(i)		16,778	11,073
OI SA (8.500% PIK) 8.500% due 12/31/2028 (b)		35,764	1,073
Peru LNG SRL 5.375% due 03/22/2030 (i)		7,938	7,623
Yinson Production Financial Services Pte. Ltd. 9.625% due 05/03/2029		1,600	1,694

			23,243

Total Corporate Bonds & Notes (Cost $258,126)			218,745

U.S. GOVERNMENT AGENCIES 7.0%
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
4.500% due 02/25/2059 - 11/25/2061 ~(i)		14,881	14,032
4.750% due 08/25/2058 ~(i)		8,253	8,031
Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.456% due 01/25/2042 •(i)		2,000	2,123
11.856% due 10/25/2041 •(i)		7,400	7,773
12.156% due 11/25/2041 •(i)		6,229	6,605
12.856% due 02/25/2042 •(i)		800	866
Federal National Mortgage Association Connecticut Avenue Securities Trust
10.356% due 10/25/2041 •(i)		4,755	4,938
13.856% due 03/25/2042 •(i)		5,200	5,732

Total U.S. Government Agencies (Cost $48,149)			50,100

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.0%
225 Liberty Street Trust 4.803% due 02/10/2036 ~(i)		14,239	13,164
245 Park Avenue Trust 3.779% due 06/05/2037 ~(i)		2,680	2,570
Ashford Hospitality Trust 7.423% due 04/15/2035 •(i)		14,536	14,488
Banc of America Funding Trust 6.500% due 07/25/2047		827	641
BBCCRE Trust 4.715% due 08/10/2033 ~(i)		5,370	3,311
BBCMS Mortgage Trust 3.811% due 02/15/2053 ~(i)		4,785	3,490

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

BCAP LLC Trust
1.048% due 11/27/2036 •(i)		38,346	8,352
3.781% due 04/25/2038 ~(i)		2,885	2,238
BCP Trust 7.903% due 06/15/2038 •(i)		5,500	1,206
Beast Mortgage Trust
7.715% due 03/15/2036 •(i)		6,750	1,457
8.715% due 03/15/2036 •(i)		2,500	357
Benchmark Mortgage Trust 3.555% due 08/15/2052 ~(i)		9,600	9,401
BMO Mortgage Trust
3.378% due 02/17/2055 ~(i)		9,615	8,854
4.070% due 02/17/2055 ~(i)		11,000	8,063
BSST Mortgage Trust
9.651% due 02/15/2037 •(i)		8,800	1,021
10.651% due 02/15/2037 •		1,500	111
CHL Mortgage Pass-Through Trust 6.500% due 01/25/2038 (i)		13,893	5,920
CLNY Trust
6.613% due 11/15/2038 •(i)		2,300	2,224
7.309% due 11/15/2038 •(i)		3,400	3,155
CSMC Trust 7.744% due 07/15/2032 •(i)		12,000	11,947
DOLP Trust 3.704% due 05/10/2041 ~(i)		14,250	10,473
Extended Stay America Trust 7.964% due 07/15/2038 •(i)		9,841	9,864
GSMSC Resecuritization Trust 0.702% due 11/26/2037 •(i)		12,227	11,605
JP Morgan Chase Commercial Mortgage Securities Trust
6.498% due 12/15/2031 •(i)		5,025	4,889
6.705% due 06/15/2038 •(i)		3,276	2,826
7.365% due 03/15/2036 •(i)		2,000	901
7.905% due 06/15/2038 •		250	185
8.115% due 03/15/2036 •(i)		19,256	7,294
9.115% due 03/15/2036 •		1,325	203
MRCD Mortgage Trust 2.718% due 12/15/2036 (i)		16,198	9,255
New Orleans Hotel Trust 6.887% due 04/15/2032 •(i)		12,700	12,435
New Residential Mortgage Loan Trust 3.844% due 11/25/2059 ~(i)		15,500	9,186
SFO Commercial Mortgage Trust
6.664% due 05/15/2038 •		340	336
7.164% due 05/15/2038 •(i)		6,500	6,340
Stratton Hawksmoor PLC
5.986% due 02/25/2053 •(i)	GBP	3,800	5,069
6.736% due 02/25/2053 •(i)		8,379	11,176
Uropa Securities PLC 3.298% due 10/10/2040 •(i)	EUR	2,640	2,761
WaMu Mortgage Pass-Through Certificates Trust 5.172% due 10/25/2045 •(i)		$7,315	6,384
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~(i)		8,600	7,922

Total Non-Agency Mortgage-Backed Securities (Cost $270,209)			221,074

ASSET-BACKED SECURITIES 31.1%
AUTOMOBILE ABS OTHER 0.4%
Flagship Credit Auto Trust 0.000% due 06/15/2029 «(f)		25	0
Santander Bank Auto Credit-Linked Notes
7.762% due 06/15/2032		743	751
10.171% due 06/15/2032		962	983
13.030% due 06/15/2032		1,115	1,142

			2,876

AUTOMOBILE SEQUENTIAL 0.7%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «		4,972	5,057

HOME EQUITY OTHER 18.7%
ACE Securities Corp. Home Equity Loan Trust
4.692% due 04/25/2036 •(i)		24,347	19,147
4.712% due 08/25/2036 •(i)		20,745	4,677
Aegis Asset-Backed Securities Trust 5.247% due 06/25/2035 •(i)		4,500	1,359
Bear Stearns Asset-Backed Securities I Trust 5.322% due 07/25/2034 •(i)		3,870	4,075
BNC Mortgage Loan Trust 4.562% due 05/25/2037 •(i)		16,250	13,946

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

Countrywide Asset-Backed Certificates Trust
4.532% due 06/25/2047 •(i)		15,164	12,407
4.647% due 06/25/2047 •(i)		10,535	9,337
5.242% due 08/25/2047 •(i)		2,000	1,757
GSAMP Trust
4.692% due 05/25/2046 •(i)		13,917	12,357
5.217% due 07/25/2045 •(i)		15,226	11,407
Home Equity Mortgage Loan Asset-Backed Trust 5.187% due 10/25/2035 •(i)		11,200	9,720
HSI Asset Securitization Corp. Trust 5.082% due 12/25/2035 •(i)		13,243	10,231
Long Beach Mortgage Loan Trust 5.847% due 02/25/2035 •(i)		10,308	9,238
Merrill Lynch Mortgage Investors Trust 5.322% due 04/25/2036 •(i)		5,986	5,084
Saxon Asset Securities Trust 4.562% due 01/25/2047 •(i)		1,712	1,754
Structured Asset Securities Corp. Mortgage Loan Trust 5.697% due 02/25/2036 •(i)		6,876	6,686

			133,182

WHOLE LOAN COLLATERAL 4.7%
First Franklin Mortgage Loan Trust 4.582% due 10/25/2036 •(i)		15,000	12,437
PRET LLC 6.170% due 07/25/2051 þ(i)		11,962	11,961
Securitized Asset-Backed Receivables LLC Trust 4.872% due 11/25/2035 •(i)		5,264	4,524
Specialty Underwriting & Residential Finance Trust 6.072% due 12/25/2035 •(i)		4,740	4,511

			33,433

OTHER ABS 6.6%
College Avenue Student Loans Trust
0.000% due 06/25/2054 «(f)		5	2,712
6.610% due 06/25/2054		635	659
8.660% due 06/25/2054		914	977
Cologix Canadian Issuer LP 7.740% due 01/25/2052	CAD	5,400	3,790
Deer Park CLO DAC 0.000% due 10/15/2034 ~	EUR	4,000	2,609
Duke Funding VI Ltd. 8.000% due 04/08/2039 •(i)		$125,567	9,900
LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)		7,600	1,088
0.000% due 05/15/2028 «(f)		7,554	1,106
RR 1 LLC 0.000% due 07/15/2117 ~		3,200	569
RR 17 Ltd. 0.000% due 07/15/2034 ~		4,000	1,931
RR 7 Ltd. 0.000% due 01/15/2120 ~		14,600	5,796
SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)		9	7,430
0.000% due 02/16/2055 «(f)		5	4,997
Upstart Securitization Trust 7.410% due 09/20/2035		3,500	3,490

			47,054

Total Asset-Backed Securities (Cost $261,842)			221,602

SOVEREIGN ISSUES 6.5%
Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ		560	380
4.125% due 07/09/2035 þ		1,100	580
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		1,973	1,904
Dominican Republic International Bonds 10.500% due 03/15/2037 (i)	DOP	427,900	7,370
Ecuador Government International Bonds
0.000% due 07/31/2030 (f)(i)		$2,700	2,085
6.900% due 07/31/2030 þ(i)		4,100	3,653
Egypt Government International Bonds 6.375% due 04/11/2031 (i)	EUR	1,800	2,030
El Salvador Government International Bonds 9.250% due 04/17/2030 (i)		$1,700	1,859
Romania Government International Bonds
5.875% due 07/11/2032 (i)	EUR	5,600	6,737
6.250% due 09/10/2034		5,800	7,027
Russia Foreign Bonds - Eurobond
5.625% due 04/04/2042		$8,800	6,160
5.875% due 09/16/2043		200	137

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

Turkiye Government Bonds
40.854% (BISTREFI) due 09/06/2028 ~	TRY	240,100	5,631
42.493% (BISTREFI) due 05/17/2028 ~		27,900	660

Total Sovereign Issues (Cost $41,213)			46,213

		SHARES
COMMON STOCKS 6.5%
COMMUNICATION SERVICES 0.1%
OI SA (d)		6,837,091	681

CONSUMER DISCRETIONARY 0.0%
West Marine «(d)(h)		8,371	53

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(d)(h)		39,030,044	0

FINANCIALS 1.4%
Banca Monte dei Paschi di Siena SpA		1,073,500	9,503
MNSN Holdings, Inc. (d)(h)		3,863	231

			9,734

HEALTH CARE 4.6%
AmSurg Corp. «(d)(h)		718,727	32,448

INDUSTRIALS 0.4%
Incora New Equity «(d)(h)		80,167	3,218

			3,218

Total Common Stocks (Cost $36,183)			46,134

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «		14,259	0

Total Warrants (Cost $0)			0

PREFERRED SECURITIES 2.9%
BANKING & FINANCE 0.0%
ADLER Group SA «		3,298,852	0

INDUSTRIALS 2.9%
Atlas Re Ltd. «		59	6,273
Clover Holdings, Inc. 0.000% «(h)		12,441	245
SVB Financial Trust
0.000% due 11/07/2032 (f)		19,600	2
11.000% due 11/07/2032		4,403	2,400
Syniverse Holdings, Inc. 12.500% «(h)		12,036,018	11,735

			20,655

Total Preferred Securities (Cost $20,461)			20,655

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.5%
U.S. TREASURY BILLS 0.5%
4.031% due 10/14/2025 - 01/27/2026 (e)(f)(l)		$3,701	3,674

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

Total Short-Term Instruments (Cost $3,673)		3,674

Total Investments in Securities (Cost $1,198,619)		1,086,179

	SHARES
INVESTMENTS IN AFFILIATES 12.0%
COMMON STOCKS 1.1%
AFFILIATED INVESTMENTS 1.1%
Market Garden †«‡(h)	7,885,911	8,029

Total Common Stocks (Cost $7,886)		8,029

SHORT-TERM INSTRUMENTS 10.9%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%
PIMCO Short-Term Floating NAV Portfolio III	7,965,038	77,571

Total Short-Term Instruments (Cost $77,516)		77,571

Total Investments in Affiliates (Cost $85,402)		85,600

Total Investments 164.4% (Cost $1,284,021)		$1,171,779
Financial Derivative Instruments (j)(k) (0.1)%(Cost or Premiums, net $13,239)		(1,080)
Other Assets and Liabilities, net (64.2)%		(458,120)

Net Assets 100.0%		$712,579

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

†					Represents co-investment made with Company’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission.
^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
‡					Insurance-Linked Investments.
(a)					When-issued security.
(b)					Payment in-kind security.
(c)					Security is not accruing income as of the date of this report.
(d)					Security did not produce income within the last twelve months.
(e)					Coupon represents a weighted average yield to maturity.
(f)					Zero coupon security.
(g)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

AmSurg Corp.		11/02/2023 - 11/06/2023		$30,032	$32,448	4.56%
Clover Holdings, Inc.		12/09/2024 - 03/10/2025		186	245	0.03
Incora New Equity		01/31/2025		3,894	3,218	0.45
Incora Top Holdco LLC 6.000% due 01/30/2033		01/31/2025 - 08/01/2025		1,772	2,867	0.40
MNSN Holdings, Inc.		03/16/2023 - 03/29/2023		43	231	0.03
Market Garden		03/13/2024		7,886	8,029	1.13
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 05/30/2025		11,870	11,735	1.65
West Marine		09/12/2023		120	53	0.01

				$55,803	$58,826	8.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	4.380%	09/19/2025	TBD(2)		$(1,554)	$(1,557)
	4.480	09/19/2025	TBD(2)		(2,598)	(2,602)
	5.280	08/13/2025	02/11/2026		(4,892)	(4,928)
	5.360	08/13/2025	02/11/2026		(6,794)	(6,845)
	5.390	07/25/2025	01/22/2026		(48,227)	(48,729)
BRC	1.500	09/25/2025	TBD(2)	EUR	(1,171)	(1,375)
	1.500	09/29/2025	TBD(2)		(323)	(379)
	2.000	09/25/2025	TBD(2)		(3,460)	(4,064)
	2.150	09/29/2025	TBD(2)		(427)	(502)
	3.500	09/15/2025	TBD(2)	GBP	(105)	(141)
	3.600	09/25/2025	TBD(2)		(1,822)	(2,452)
	3.983	10/01/2025	02/02/2026		$(4,841)	(4,841)
	4.033	10/01/2025	02/02/2026		(262)	(262)
	4.080	09/19/2025	TBD(2)		(1,766)	(1,768)
	5.210	04/04/2025	10/01/2025		(4,892)	(5,020)
	5.230	10/01/2025	12/30/2025		(10,847)	(10,847)
	5.260	08/29/2025	10/01/2025		(10,820)	(10,874)
	5.310	08/29/2025	10/01/2025		(808)	(813)
	5.330	10/01/2025	12/30/2025		(22,542)	(22,542)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

	5.360	04/04/2025	10/01/2025		(932)	(957)
	5.360	08/12/2025	12/10/2025		(3,570)	(3,597)
	5.360	08/29/2025	10/01/2025		(21,613)	(21,722)
	5.360	09/09/2025	01/07/2026		(4,396)	(4,411)
	5.360	09/25/2025	01/26/2026		(4,661)	(4,665)
	5.480	07/08/2025	10/08/2025		(6,246)	(6,327)
	5.580	07/22/2025	10/22/2025		(2,196)	(2,220)
BYR	4.610	09/03/2025	10/01/2025		(1,941)	(1,948)
	4.610	09/03/2025	11/03/2025		(8,777)	(8,810)
	4.630	09/30/2025	10/21/2025		(2,335)	(2,335)
	4.660	07/21/2025	10/21/2025		(16,335)	(16,492)
CEW	5.575	04/24/2025	10/20/2025		(1,484)	(1,521)
DBL	2.050	09/04/2025	TBD(2)	EUR	(2,012)	(2,365)
	2.170	09/25/2025	TBD(2)		(1,175)	(1,380)
	4.400	09/19/2025	TBD(2)		$(1,110)	(1,112)
	4.400	09/30/2025	10/01/2025		(534)	(534)
	4.400	10/01/2025	TBD(2)		(356)	(356)
	4.450	09/19/2025	TBD(2)		(7,292)	(7,302)
	4.710	09/19/2025	10/17/2025		(6,281)	(6,291)
	5.040	09/16/2025	11/14/2025		(3,838)	(3,846)
	5.352	08/29/2025	10/31/2025		(14,070)	(14,139)
	5.452	08/29/2025	10/31/2025		(8,956)	(9,001)
	5.752	08/29/2025	10/31/2025		(7,754)	(7,795)
	5.852	08/29/2025	10/31/2025		(9,004)	(9,052)
IND	4.640	09/16/2025	12/16/2025		(1,635)	(1,639)
JML	1.900	09/04/2025	TBD(2)	EUR	(5,632)	(6,622)
MEI	2.620	09/17/2025	01/16/2026		(3,969)	(4,665)
	4.520	09/26/2025	12/29/2025	GBP	(3,002)	(4,040)
	4.670	09/26/2025	11/26/2025		(6,132)	(8,252)
MSB	2.643	09/26/2025	12/29/2025	EUR	(1,869)	(2,195)
	5.160	09/30/2025	03/30/2026		$(2,035)	(2,035)
	5.210	08/19/2025	02/19/2026		(430)	(432)
	5.260	08/05/2025	02/02/2026		(2,511)	(2,533)
	5.310	08/05/2025	02/02/2026		(16,229)	(16,370)
	5.410	08/05/2025	02/02/2026		(4,976)	(5,020)
MZF	5.280	09/17/2025	03/17/2026		(61,797)	(61,932)
RTA	4.740	09/10/2025	01/09/2026		(2,404)	(2,411)
	4.740	09/25/2025	01/09/2026		(1,610)	(1,611)
	4.740	10/01/2025	01/09/2026		(1,515)	(1,515)
	4.760	09/23/2025	01/09/2026		(1,189)	(1,190)
	5.130	09/18/2025	03/18/2026		(9,625)	(9,644)
	5.240	09/10/2025	01/09/2026		(1,765)	(1,771)
	5.260	07/30/2025	01/28/2026		(1,207)	(1,219)
	5.310	07/30/2025	01/28/2026		(1,326)	(1,339)
SOG	4.350	09/19/2025	TBD(2)		(1,408)	(1,410)
	4.370	09/19/2025	TBD(2)		(6,952)	(6,962)
	4.370	09/19/2025	09/18/2027		(2,220)	(2,220)
	4.370	09/25/2025	TBD(2)		(1,601)	(1,602)
	4.370	09/26/2025	TBD(2)		(1,447)	(1,448)
	4.470	09/19/2025	TBD(2)		(3,716)	(3,721)
	4.470	09/29/2025	09/29/2027		(1,488)	(1,488)
	4.820	08/20/2025	10/07/2025		(1,789)	(1,799)
	4.860	07/08/2025	10/08/2025		(879)	(889)
	5.160	09/22/2025	03/18/2026		(1,250)	(1,252)
	5.260	08/19/2025	02/19/2026		(3,116)	(3,136)
	5.310	08/07/2025	02/06/2026		(5,802)	(5,851)
UBS	2.090	09/25/2025	TBD(2)	EUR	(5,614)	(6,593)
	2.150	06/11/2025	TBD(2)		(1,457)	(1,722)
	2.190	09/25/2025	TBD(2)		(913)	(1,072)
	4.230	09/25/2025	TBD(2)	GBP	(1,413)	(1,902)
	4.890	07/16/2025	10/02/2025		$(3,415)	(3,450)
	5.210	04/04/2025	10/03/2025		(4,990)	(5,128)
	5.320	07/23/2025	10/23/2025		(7,906)	(7,988)
	5.340	04/16/2025	10/16/2025		(8,406)	(8,616)
	5.360	04/04/2025	10/03/2025		(5,203)	(5,347)
	5.460	05/19/2025	11/19/2025		(572)	(584)
	5.470	07/23/2025	10/23/2025		(4,310)	(4,356)

Total Reverse Repurchase Agreements						$(483,690)

(i)					Securities with an aggregate market value of $571,163 and cash of $2,433 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(131,825) at a weighted average interest rate of 5.161%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)					Open maturity reverse repurchase agreement.
(j)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2026	18	$(4,334)	$69	$0	$(2)
3-Month SOFR Active Contract March Futures	06/2026	16	(3,860)	53	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	13	(3,119)	61	0	0

Total Futures Contracts	$183	$0	$(3)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	1,500	$(8)	$(1)	$(9)	$2	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	$2,600	1	51	52	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2027	239,300	2,406	(1,762)	644	111	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2028	84,900	1,218	(619)	599	55	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	1,400	(26)	9	(17)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030	111,900	(1,026)	43	(983)	50	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	25,600	6,320	3,269	9,589	68	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	17,400	4,191	2,611	6,802	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.400	Annual	12/21/2052	22,900	40	2,262	2,302	60	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	3,504	4,180	0	(37)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	22,900	313	2,664	2,977	0	(20)

Total Swap Agreements	$14,105	$12,031	$26,136	$393	$(58)

Cash of $9,719 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2025	EUR	412	$482	$0	$(2)
10/2025	$14	JPY	2,029	0	0
11/2025	DOP	88,711	$1,388	0	(24)
11/2025	JPY	2,022	14	0	0
11/2025	$805	EUR	684	0	0
BPS	10/2025	TRY	1,839	$43	0	0
10/2025	$13,962	EUR	11,857	0	(41)
10/2025	4,770	GBP	3,538	0	(12)
10/2025	16	JPY	2,351	0	0
11/2025	JPY	2,342	$16	0	0
05/2026	$149	KWD	45	0	0
06/2026	107	33	1	0
07/2026	67	20	0	0
06/2027	52	16	0	0
05/2029	KWD	239	$820	30	0
07/2029	17	60	2	0
05/2030	163	560	19	0
BRC	10/2025	EUR	590	690	0	(3)
10/2025	TRY	18,235	438	0	0
10/2025	$642	EUR	548	1	0
10/2025	3,682	TRY	157,043	79	0
11/2025	EUR	548	$644	0	(1)
11/2025	$3,794	TRY	165,393	35	0
11/2025	ZAR	4,190	$238	0	(4)

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

12/2025	$879	TRY	38,697	2	0
BSH	10/2025	EUR	122,999	$142,906	0	(1,500)
CBK	10/2025	791	929	0	0
10/2025	HKD	33,107	4,258	2	0
10/2025	$3,861	CAD	5,381	6	0
10/2025	1,600	EUR	1,364	2	(1)
10/2025	ZAR	989	$57	0	0
11/2025	CAD	5,373	3,861	0	(6)
DUB	11/2025	ZAR	9,860	563	0	(6)
FAR	10/2025	JPY	12,192	83	1	0
10/2025	$924	EUR	791	5	0
11/2025	EUR	791	$926	0	(5)
GLM	11/2025	DOP	13,511	211	0	(4)
01/2026	99,871	1,616	38	0
02/2026	9,330	149	2	0
03/2026	56,618	878	3	(13)
JPM	10/2025	CAD	5,381	3,894	27	0
10/2025	$940	TRY	40,143	21	0
11/2025	ZAR	8,744	$499	0	(6)
MBC	10/2025	EUR	1,418	1,670	9	(3)
10/2025	$9,874	EUR	8,452	49	0
10/2025	8	JPY	1,165	0	0
11/2025	GBP	473	$636	0	0
11/2025	JPY	1,161	8	0	0
SCX	10/2025	$15,805	GBP	11,816	86	0
11/2025	GBP	11,816	$15,808	0	(86)
SOG	10/2025	JPY	6,362	43	0	0
10/2025	$122,165	EUR	103,882	0	(203)
10/2025	82	JPY	12,165	1	0
11/2025	EUR	103,882	$122,410	204	0
11/2025	JPY	12,123	82	0	(1)
SSB	10/2025	GBP	15,354	20,696	46	0
UAG	10/2025	$57	ZAR	989	0	0
10/2025	ZAR	990	$57	0	0
11/2025	4,557	258	0	(4)

Total Forward Foreign Currency Contracts	$671	$(1,925)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	2.159%	$900	$(174)	$143	$0	$(31)
BRC	Egypt Government International Bonds	1.000	Quarterly	12/20/2028	3.236	3,000	(521)	327	0	(194)
Egypt Government International Bonds	1.000	Quarterly	06/20/2029	3.441	800	(171)	107	0	(64)
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	1,176	0	15	15	0
Petroleos Mexicanos «	4.850	Monthly	07/06/2026	—◆	2,059	0	27	27	0

$(866)	$619	$42	$(289)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS
Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Pay	AP Core Holdings II, LLC	0.000%	Monthly	09/01/2027	204	$0	$48	$48	$0
BPS	Pay	Clover Holdings SPV III LLC	0.000%	Monthly	12/09/2027	11	0	12	12	0
BPS	Pay	Veritas US Inc.	0.000%	Monthly	12/31/2025	25	0	29	29	0

$0	$89	$89	$0

Total Swap Agreements	$(866)	$708	$131	$(289)

(l)

Securities with an aggregate market value of $1,533 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$151,928	$106,054	$257,982
Corporate Bonds & Notes
Banking & Finance	0	45,442	0	45,442
Industrials	0	127,421	22,639	150,060
Utilities	0	23,243	0	23,243
U.S. Government Agencies	0	50,100	0	50,100
Non-Agency Mortgage-Backed Securities	0	221,074	0	221,074
Asset-Backed Securities
Automobile ABS Other	0	2,876	0	2,876
Automobile Sequential	0	0	5,057	5,057
Home Equity Other	0	133,182	0	133,182
Whole Loan Collateral	0	33,433	0	33,433
Other ABS	0	29,721	17,333	47,054
Sovereign Issues	0	46,213	0	46,213
Common Stocks
Communication Services	681	0	0	681
Consumer Discretionary	0	0	53	53
Financials	231	9,503	0	9,734
Health Care	0	0	32,448	32,448
Industrials	0	0	3,218	3,218
Preferred Securities
Industrials	0	2,402	18,253	20,655
Short-Term Instruments
U.S. Treasury Bills	0	3,674	0	3,674

$912	$880,212	$205,055	$1,086,179
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	8,029	8,029
Short-Term Instruments
Central Funds Used for Cash Management Purposes	77,571	0	0	77,571

$77,571	$0	$0	$85,600

Total Investments	$78,483	$880,212	$213,084	$1,171,779

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	393	0	393
Over the counter	0	760	42	802

$0	$1,153	$42	$1,195
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(61)	0	(61)
Over the counter	0	(2,214)	0	(2,214)

$0	$(2,275)	$0	$(2,275)

Total Financial Derivative Instruments	$0	$(1,122)	$42	$(1,080)

Totals	$78,483	$879,090	$213,126	$1,170,699

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$69,500	$2,379	$(1,116)	$99	$26	$(278)	$35,444	$0	$106,054	$(246)
Corporate Bonds & Notes
Banking & Finance	58	(55)	0	0	0	(3)	0	0	0	0
Industrials	7,749	14,330	0	46	0	514	0	0	22,639	514

Consolidated Schedule of Investments PIMCO Access Income Fund (Cont.)	September 30, 2025 (Unaudited)

Asset-Backed Securities
Automobile Sequential	5,082	0	(28)	0	0	3	0	0	5,057	3
Other ABS	16,763	0	0	0	0	570	0	0	17,333	570
Common Stocks
Consumer Discretionary	53	0	0	0	0	0	0	0	53	0
Financials	16	0	0	0	0	216	0	(232)	0	0
Health Care	32,448	0	0	0	0	0	0	0	32,448	0
Industrials	2,709	0	0	0	0	509	0	0	3,218	509
Preferred Securities
Industrials	17,611	0	0	0	0	642	0	0	18,253	642

	$151,989	$16,654	$(1,144)	$145	$26	$2,173	$35,444	$(232)	$205,055	$1,992
Investments in Affiliates
Common Stocks
Affiliated Investments	$9,950	$0	$(2,222)	$0	$0	$301	$0	$0	$8,029	$266
Financial Derivative Instruments- Assets
Over the counter	$24	$0	$(3)	$0	$0	$21	$0	$0	$42	$21

Totals	$161,963	$16,654	$(3,369)	$145	$26	$2,495	$35,444	$(232)	$213,126	$2,279

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$14,106	Comparable Companies			EBITDA Multiple		X	16.290	—
		171	Discounted Cash Flow			Discount Spread			5.080	—
		32,231	Discounted Cash Flow			Discount Rate			3.620 - 11.702	7.236
		9,072	Indicative Market Quotation			Broker Quote			72.500 - 101.750	95.450
		7,479	Recent Transaction			Purchase Price			99.000 - 100.000	99.722
		42,995	Third Party Vendor			Broker Quote			97.000 - 122.000	114.964
Corporate Bonds & Notes
Industrials		5,333	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.97/10.00	—
		3,106	Indicative Market Quotation			Broker Quote			62.500 - 71.000	63.987
		14,200	Recent Transaction			Purchase Price			100.000	—
Asset-Backed Securities
Automobile Sequential		5,057	Discounted Cash Flow			Discount Rate			10.420	—
Other ABS		17,333	Discounted Cash Flow			Discount Rate			12.000 -– 15.000	13.525
Common Stocks
Consumer Discretionary		53	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.97/10.00	—
Health Care		32,448	Comparable Companies			EBITDA Multiple		X	16.290	—
Industrials		3,218	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.97/10.00	—
Preferred Securities
Industrials		245	Comparable Companies			EBITDA Multiple		X	12.250	—
		11,735	Discounted Cash Flow			Discount Rate			13.622	—
		6,273	Sum of the Parts			Discount Rate			4.054	—
Investments in Affiliate
Common Stocks
Affiliated Investments		8,029	Sum of the Parts			Discount Rate/Mortality Assumption			15.323/2015 ANB VBT Mortality Table	—
Financial Derivative Instruments- Assets
Over the counter		42	Indicative Market Quotation			Broker Quote			0.939 - 0.978	0.964

Total		$213,126

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

Each of the Funds' subsidiaries was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PAXSLS I LLC	12/31/2021	0.0%
RLM 4355 LLC	12/31/2021	0.0%

† A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Notes to Financial Statements (Cont.)

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

4. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange

Notes to Financial Statements (Cont.)

Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$64,290	$103,565	$(90,300)	$2	$14	$77,571	$764	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended September 30, 2025 (amounts in thousands†, except number of shares).

PIMCO Access Income Fund

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 09/30/2025	Dividend Income	Shares Held at 09/30/2025
Market Garden Dogwood LLC	$9,950	$0	$(2,222)	$0	$301	$8,029	$0	7,885,911

† A zero balance may reflect actual amounts rounding to less than one thousand.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	MZF	Mizuho Securities USA LLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CEW	Canadian Imperial Bank of Commerce World Markets	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CAD	Canadian Dollar	HKD	Hong Kong Dollar	USD (or $)	United States Dollar
DOP	Dominican Peso	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro	KWD	Kuwaiti Dinar

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	EUR012M	12 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR1M	Term SOFR 1-Month

CDOR06	6 month CDN Swap Rate	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
EUR003M	3 Month EUR Swap Rate	JY0003M	3 Month JPY-LIBOR	TSFR6M	Term SOFR 6-Month
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
DAC	Designated Activity Company	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit